Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Zhang Yue, certify, as of the dates hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Experience Art and Design, Inc. on Form 10-Q for the period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Experience Art and Design, Inc. at the dates and for the periods indicated.

Date: August 24, 2015

By:	/s/ ZHANG YUE
Zhang Yue
Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Experience Art and Design, Inc. and will be retained by Experience Art and Design, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.